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                                                                  EXHIBIT 10.57



                         SIXTEENTH AMENDMENT AND WAIVER


         SIXTEENTH AMENDMENT AND WAIVER (this "Amendment"), dated as of August 8, 1999, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                             W I T N E S S E T H :


         WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

         WHEREAS, G&G Investments, Inc. ("G&G") and the Borrower are parties to an Intercompany Note, dated as of September 8, 1998 (the "Intercompany Note"), in the principal amount of U.S. $17,330,021.37, between G&G, as Maker, and the Borrower, as Holder;


         WHEREAS, G&G and BT Commercial Corporation, individually and as Collateral Agent (including any successor collateral agent, the "Pledgee"), are parties to a Guaranty and Pledge Agreement, dated as of September 8, 1998 (as amended, modified, or supplemented through the date hereof, the "Guaranty and Pledge Agreement");


         WHEREAS, pursuant to Section 9.1(c) of the Credit Agreement, the failure by the Borrower to maintain the Interest Coverage Ratio in accordance with Section 8.11 of the Credit Agreement constitutes an Event of Default;


         WHEREAS, pursuant to Section 9.1(o) of the Credit Agreement, the failure by G&G to pay the Intercompany Note constitutes an Event of Default;


         WHEREAS, pursuant to Section 9.1(o) of the Credit Agreement, the failure by G&G to pledge additional common stock of Consumers Packaging Inc. in accordance with Section 4.1 of the Guaranty and Pledge Agreement constitutes an Event of Default; and


         WHEREAS, notwithstanding the events of defaults as stated above, the parties hereto wish to amend Section 2.3(c) of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein, in order to modify the Agent Advance Period and thereby provide the Borrower with access to funds;



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         NOW, THEREFORE, it is agreed:

         1. Section 2.3(c) is hereby amended by inserting ", except for Agent Advances to the Borrower made after August 24, 1999 up to and until October 15, 1999" after "(i) the fifteenth Business Day after such date", so that the paragraph will now read as follows:

                  "(c) In the event the Borrower is unable to comply with (i) the Borrowing Base limitations set forth in Section 2.2(a) or the Inventory Sublimit or (ii) the conditions precedent to the making of a Revolving Loan or the issuance of a Letter of Credit set forth in
         Section 5.2, the Lenders authorize the Payments Administrator, for the account of the Lenders, to make Agent Advances to the Borrower for a period commencing on the date the Payments Administrator first receives a Notice of Borrowing requesting an Agent Advance until the earlier of (i) the fifteenth Business Day after such date, except for Agent Advances to the Borrower made after August 24, 1999 up to and until October 15, 1999, (ii) the date the Borrower is again able to comply with the Borrowing Base limitations, the Inventory Sublimit, and the conditions precedent to the making of Revolving Loans and issuance of Letters of Credit, or obtains an amendment or waiver with respect thereto, or (iii) the date the Required Lenders instruct the Payments Administrator to cease making Agent Advances (in each case, the "Agent Advance Period"). The Payments Administrator shall not make any Agent Advance to the extent that at such time the amount of such Agent Advance when added to the aggregate outstanding amount of other Agent Advances would exceed the lesser of (A) the remainder of (i) the Total Commitments at such time less (ii) the Outstandings at such time and (B) the lesser of (x) $10,000,000 or (y) 10% of the Outstandings at such time."

         2. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Sixteenth Amendment Effective Date (as defined in Section 6 of this Amendment and after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default, except as described above, on the Sixteenth Amendment Effective Date after giving effect to this Amendment.

         3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.



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         4.  This Amendment does not constitute a waiver to any of the events of default described above and does not in any way limit the rights or remedies of the Lenders with respect to such events of default.

         5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

         6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         7. This Amendment shall become effective on the date (the "Sixteenth Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

         8. From and after the Sixteenth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                     * * *



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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       ANCHOR GLASS CONTAINER CORPORATION


                                       By: /s/ David Jack
                                          -------------------------------------
                                       Name:   David Jack
                                       Title:  Treasurer



                                       BT COMMERCIAL CORPORATION,
                                         Individually, as Agent and
                                         as Co-Syndication Agent


                                       By: /s/ Frank A. Chiovari
                                          -------------------------------------
                                       Name:   Frank A. Chiovari
                                       Title:  Vice President



                                       PNC BANK, NATIONAL ASSOCIATION,
                                         Individually, as Co-Syndication Agent
                                         and Issuing Bank


                                       By: /s/ Enrico A. Della Corna
                                          -------------------------------------
                                       Name:   Enrico A. Della Corna
                                       Title:  Vice President



                                       BANKERS TRUST COMPANY, as Issuing Bank


                                       By: /s/ Frank A. Chiovari
                                          -------------------------------------
                                       Name:   Frank A. Chiovari
                                       Title:  Vice President



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                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By: /s/ Robert Smith
                                          -------------------------------------
                                       Name:   Robert Smith
                                       Title:  Senior Vice President



                                       CORESTATES BANK, N.A.


                                       By: /s/ Jennifer Avrigian
                                          -------------------------------------
                                       Name:   Jennifer Avrigian
                                       Title:  Asst. Vice President



                                       FLEET BANK


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:



                                       KEY CORPORATE CAPITAL, INC.


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:



                                       MELLON BANK, N.A.


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:




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                                       NATIONAL BANK OF CANADA


                                       By: /s/ Eric L. Moore
                                          -------------------------------------
                                       Name:   Eric L. Moore
                                       Title:  Vice President


                                       By: /s/ Donald P. Haddad
                                          -------------------------------------
                                       Name:   Donald P. Haddad
                                       Title:  Vice President/Manager



                                       NATIONAL CITY COMMERCIAL FINANCE, INC.


                                       By: /s/ Elizabeth M. Lynch
                                          -------------------------------------
                                       Name:   Elizabeth M. Lynch
                                       Title:  Senior Vice President



                                       SUMMIT COMMERCIAL/GIBRALTAR CORP.


                                       By: /s/ Alan M. Lapidus
                                          -------------------------------------
                                       Name:   Alan M. Lapidus
                                       Title:  Senior Vice President